UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 4, 2012


                            UPSTREAM BIOSCIENCES INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-50331                   98-0371433
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

50 West Liberty Street, Suite 880, Reno, NV                        89501
  (Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code: 403-537-2516

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

On December 4, 2012, we effected a one (1) for thirty-five (35) reverse stock split of our authorized and issued and outstanding common stock. Our authorized capital of the common stock will remain at 100,000,000 shares of common stock and our issued and outstanding capital will decrease from 69,112,065 shares of common stock to approximately 1,974,630 shares of common stock. Our new CUSIP number is 91678P 203.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

3.1   Certificate of Change dated effective December 4, 2012


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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPSTREAM BIOSCIENCES INC.


/s/ Charles El-Moussa
--------------------------------------------
Charles El-Moussa
President, Secretary, Treasurer and Director
Date: December 13, 2012



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